PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED JANUARY 1, 2013

TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012

This Supplement updates information contained in the Statement of Additional Information for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2012.  Please keep this Supplement together with your Prospectus and Statement of Additional Information for future reference.

Page 28 - The following replaces in its entirety the information appearing under the heading “Proxy Voting for Securities Held by the Fund”:

The Board of Trustees has adopted a proxy voting policy, under which it has delegated proxy voting responsibility to the Manager, subject to Board oversight.  Under this policy, the Manager is responsible for voting proxies in a manner consistent with the best interests of the Funds and their shareholders.  To enable the Board to oversee the proxy voting process, the Manager will report to the Board at least annually on the Funds’ proxy voting records, including a discussion of any potential conflicts or other special circumstances.

The Manager has established a Proxy Committee to decide how to vote proxies of portfolio companies.  In most instances, the Proxy Committee will determine how to vote proxies based on information developed in the course of day-to-day portfolio management activities, the proxy materials, and the guidelines in the Funds’ proxy voting policy.  The Proxy Committee has adopted general voting guidelines which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. The Proxy Committee also may consult with legal counsel or other advisers if it deems it appropriate, including in circumstances where a proxy raises an unusual corporate governance issue or a potential conflict of interest.

The Proxy Committee’s consideration of proxy issues focuses on the investment implications of each issue.  A key factor is the potential effect on management, because the quality and depth of a company’s management is an important factor in the Manager’s consideration of whether to invest in a company.  Thus, the Manager considers the recommendations of a company’s management, unless the proxy presents unusual corporate governance or other extraordinary issues.

Where a proxy issue raises corporate governance issues or potential conflicts of interest, the Proxy Committee will make a case-by-case determination and may consult with legal counsel and such other resources as the Committee deems appropriate.  Since the Funds are small and their positions in portfolio companies typically are a small percentage of outstanding shares, the Proxy Committee may consider the size of the Fund’s investment relative to the outstanding shares of the voting stock of the company. Whenever the relevant Fund’s investment in a company represents more than 5% of the Fund’s net assets and 1% of the company’s outstanding voting shares, the Proxy Committee will conduct an evaluation prior to voting the proxy on non-recurring proxy issues, such as unusual corporate governance or other extraordinary issues.

Where a proxy presents a potential conflict of interest, the Proxy Committee will only consider the interests of the relevant Fund’s shareholders.  The evaluations of proxy issues involving a potential conflict of interest generally will involve the same types of considerations and processes as the evaluation of significant corporate governance issues.  If an issue involves a potential conflict of interest and the relevant Fund’s investment in the company exceeds 5% of the Fund’s net assets and 1% of the company’s outstanding voting stock, however, the Proxy Committee will abstain from voting the shares unless (a) it determines that voting on that proxy issue is necessary to protect the relevant Fund’s interest or (b) an independent outside evaluator concurs in the Proxy Committee’s determination as to how to vote the relevant Fund’s shares.  All issues involving potential conflicts of interest will be reported to the Board at the next following Board meeting.

The proxy voting policy is designed to be responsive to the wide range of proxy voting issues that can have a significant effect on the investment value of the securities held in the Funds. In reviewing proxy issues, the Manager applies the following general policies:

Appointment of Auditors —- The Manager believes that the company is in the best position to choose its auditors; therefore, the Manager generally supports management’s recommendation unless there are reasons to question the independence or performance of the auditors.

Corporate Governance — The Manager considers the quality of management a key consideration in its decision to invest in a company. Since the Manager believes that management is in the best possible position to evaluate the qualifications and needs of a particular board, it consider management’s recommendation an important factor in these decisions.

The Manager believes that attracting and retaining qualified directors is important to company success and effective corporate governance. Therefore, the Manager generally votes in favor of proposals regarding director indemnification arrangements.

The Manager evaluates, on a case-by-case basis, proposals relating to stock splits and issuances with and without preemptive rights.

The Manager generally opposes measures that call for a supermajority of shareholder approvals; the Manager supports cumulative voting and proposals to require confidential voting.

The Manager generally votes in favor of proposals relating to the issuance of dividends.

Management and Employee Compensation — The Manager believes that equity-based compensation programs are important tools in attracting and retaining desirable employees and providing reasonable incentives for performance; therefore, the Manager believes that these plans should be carefully applied with the intention of maximizing shareholder value by aligning executive compensation to shareholders’ long-term interests.

The Manager generally evaluate proposals relating to executive compensation plans on a case-by-case basis.  The Manager generally votes in favor of proposals relating to employee stock purchase plans when the shares purchased through the plans are priced no less than 15% below market value.

The Manager generally opposes proposals requesting approval to make material amendments to equity-based compensation plans without shareholder approval; the Manager generally opposes proposals regarding the re-pricing of “underwater” options.

The Manager generally opposes compensation packages which it views as overly generous. For example, the Manager has voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders. The Manager considers, on a case-by-case basis, proposals which require shareholder approval of golden parachutes or other executive severance agreements, poison pills or other anti-takeover measures.

Mergers, Acquisitions, and Corporate Restructuring — Careful consideration is given, on a case-by-case basis, to the investment merits of any merger, acquisition, tender offer, change of control, changes in a company’s state of incorporation, or other corporate restructuring involving a portfolio investment and, to the extent reasonable, third party analyses.

Social, Political, Environmental and Ethical Issues — The Manager generally gives company management discretion with regard to evaluating the feasibility and financial impact of proposals related to these issues although the Manager reviews and analyzes, on a case-by-case basis, such proposals to determine whether they may have a financial impact on shareholder value.

The Manager may vote in favor of those proposals that it believes have significant economic benefits or implications for the Fund and its shareholders and may vote against proposals that it believes are unduly burdensome or result in unnecessary and excessive costs to the company with minimal benefits to shareholders.  The Manager votes against proposals that may require companies to report on charitable or political contributions.

Information on how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 are available without charge, upon request, by calling Pacific Advisors at (800) 989-6693, and on the SEC’s website at www.sec.gov.